Vice Fund (the “Fund”)
a series of MUTUALS.com

Supplement to the Prospectus dated July 31, 2006 and
Statement of Additional Information dated July 31, 2006,
as supplemented February 1, 2007 and April 9, 2007

May 29, 2007

Effective June 1, 2007, the Board of Directors of Mutuals.com, has approved an increase in the Fund’s investments in foreign securities from 25% of the Fund’s total assets to 33 1/3% of the Fund’s total assets.

The following sections contained in the Prospectus and Statement of Additional Information (“SAI”) are hereby amended as follows:

Prospectus – Principal Risks:

Foreign Securities Risks
The Fund may invest a combined total of up to 33 1/3% of its total assets in foreign securities, including, ADRs of small, medium and large capitalization companies.  ADRs are generally issued by banks or trust companies and evidence ownership of the underlying foreign securities.  Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets.

SAI – Investment Policies, Strategies and Associated Risks:

Foreign Securities
The Fund may invest up to 33 1/3% of its total assets in foreign securities.  Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

The date of this Supplement is May 29, 2007

Please retain this Supplement with your Prospectus for future reference.